EXHIBIT 99.1

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment”) is entered into as of December 6, 2007 by and among Arkados Group, Inc. (formerly CDKNET.COM, Inc., a Delaware corporation the “Company”) and each of the other parties set forth on the signature page herein (each a “Holder” and collectively, the “Holders”).

WHEREAS, the Company previously entered into a Securities Purchase Agreement dated, December 28, 2005 (the “First Purchase Agreement”), as amended on February 1, 2006, February 24, 2006 and March 31, 2006, whereby the Company issued and sold to the Holders, in the aggregate, the Company’s 6% Secured Convertible Debentures due December 28, 2008 (the “First Debentures”) as follows:

(a)	$2,000,000 principal amount of First Debentures on December 28, 2005,
(b)	$375,884.38 principal amount of First Debentures on February 1, 2006,
(c)	$500,000 principal amount of First Debentures on February 24, 2006 and
(d)	$500,000 principal amount of First Debentures on March 31, 2006,

for an aggregate principal amount of all First Debentures issued equal to $3,375,884.38.

WHEREAS, the Company previously entered into a Securities Purchase Agreement dated, June 30, 2005 (the “Second Purchase Agreement”), as amended on September 26, 2006, October 28, 2006, November 30, 2006, June 8, 2007, February 28, 2007, March 6, 2007, May 2, 2007, May 30, 2007 and May 31, 2007 whereby the Company issued and sold to the Holders, in the aggregate, the Company’s 6% Secured Convertible Debentures due December 28, 2008 (the “Second Debentures”) as follows:

(a)	$1,773,470.83 principal amount of Second Debentures on June 30, 2006,
(b)	$500,000 principal amount of Second Debentures on September 26, 2006,
(c)	$500,000 principal amount of Second Debentures on October 28, 2006,
(d)	$400,000 principal amount of Second Debentures on November 30, 2006,
(e)	$288,000 principal amount of Second Debentures on January 8, 2007,
(f)	$327,000 principal amount of Second Debentures on February 28, 2007,
(g)	$20,000 principal amount of Second Debentures on March 6, 2007,
(h)	$150,000 principal amount of Second Debentures on May 7, 2007,
(i)	$610,000 principal amount of Second Debentures on May 30, 2007 and
(j)	$484,105.71 principal amount of Second Debentures on May 31, 2007,

for an aggregate principal amount of all Second Debentures issued equal to $5,052,576.54.

WHEREAS, the Company has proposed certain waivers and amendments to the First Purchase Agreements, the Second Purchase Agreements, the First Debentures and the Second Debentures, in order to facilitate the Company raising capital by means of a sale of shares of common stock and warrants (the “Equity Offering”).

NOW THEREFORE, for and in consideration of the above recitals, the parties to this Amendment hereby agree as follows:

1.  Definitions.  All initially capitalized, undefined terms used herein shall have the meanings ascribed to such terms in the First and Second Purchase Agreements and the other agreements entered into in connection therewith.  The First Debentures and Second Debentures are referred to in this Agreement collectively as the “Debentures”.

2.  Waiver of Certain Provisions by Holders.  Each Holder, severally and not jointly with the other Holders, acknowledges and agrees that it is hereby waiving the following rights it may have under the First and Second Purchase Agreement solely with respect to the Equity Financing:

a.)    each Holder hereby waives the Company’s compliance with the restrictions imposed by Sections 4.13 and 4.14 of the First Purchase Agreement solely as it relates to the Equity Financing;

b.)    each Holder hereby waives the Company’s compliance with the restrictions imposed by Sections 4.13 and 4.14 of the Second Purchase Agreement solely as it relates to the Equity Financing;

c.)    each Holder agrees not to demand registration under the Registration Rights Agreement until April 15, 2008;

d.)    each Holder waives a payment default resulting solely from the Company’s failure to pay interest on January 1, 2008 until the earlier of (i) the effective date of the amendments to the Debentures set forth in Section 3, below or (ii) March 5, 2008 and

e.)    each Holder agrees, subject to receipt of appropriate documentation, to execute and deliver an Additional Issuance Agreement and Waiver to the Company issuing Debentures and Warrants in satisfaction of cash advances made to the Company from affiliates.

3.  Amendments to the Debentures.

a.)    Subject to the Equity Financing being completed in a gross amount not less than $1.5 million on or before December 31, 2007 and effective on the date the Company receives the proceeds of such financing, the Debentures are hereby amended by:

i)	changing all occurrences of “December 28, 2008” to “June 28, 2009” thereby extending the maturity date of the Debentures by six months to June 28, 2009; and

ii)
removing the phrase “January 1, 2007 (provided that interest due on January 1, 2007 and July 1, 2007 upon principal outstanding on such date shall be added to the principal outstanding and shall thereafter bear interest at the rate set forth herein) in the first sentence of Section 2(a), as previously amended, and replacing it with “January 1, 2007, (provided that interest due on January 1, 2007, July 1, 2007 and January 1, 2008 upon principal outstanding on such date shall be added to the principal outstanding and shall thereafter bear interest at the rate set forth herein)”.

b.)    Subject to the Equity Financing being completed in a gross aggregate amount of not less than $2.0 million on or before March 3, 2008, and effective on the date the Company receives the  proceeds of such financing, the Debentures are hereby amended by:

i)  changing all occurrences of “December 28, 2008” to “December 28, 2009”, thereby extending the maturity date of the Debentures by one year to  December 28, 2009; and

ii)  removing the phrase “January 1, 2007 (provided that interest due on January 1, 2007 and July 1, 2007 upon principal outstanding on such date shall be added to the principal outstanding and shall thereafter bear interest at the rate set forth herein)” in the first sentence of Section 2(a), as previously amended, and replacing it with “January 1, 2007 (provided that beginning January 1, 2007 and on each Interest Payment Date thereafter interest due on upon principal outstanding on such date shall be added to the principal outstanding and shall thereafter bear interest at the rate set forth herein)”.

4.  Amendment to Warrants.  The “Termination Date” of all common stock purchase warrants held by each Holder (whether Short Term, Long Term or otherwise)  (collectively, the “Warrants”) shall be extended to the later of the date set forth therein as the “Termination Date” and December 28, 2012 and the Warrants shall be exercisable immediately.  Additionally, the Warrants are hereby amended such that they are exercisable via “cashless exercise” at any time notwithstanding whether or not there then exists and effective registration statement.

5.  Amended and Restated Debentures.  Any holder may request from the Company, and the Company shall deliver to the Holder within 5 Trading Days, an amended and restated Debenture or Warrant reflecting the terms of this Amendment.

5.  Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.  Construction and Notices.  This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed pursuant to the terms of the First Purchase Agreement and Second Purchase Agreement.  The address for notice of the Company is currently 220 Old New Brunswick Road, 2nd Floor, Piscataway, NJ 08854.

7.  Full Force and Effect of Purchase Agreements.  Except as expressly set forth herein, all of the terms and conditions of the First and Second Purchase Agreement, the Debentures, the Registration Rights Agreement and the Warrants shall continue in full force and effect after the execution of this Amendment, and shall not be in any way changed, modified or superseded by the terms set forth herein and the provisions of this Amendment, if not expressly set forth herein, shall otherwise be subject to the provisions of the First and Second Purchase Agreement, including but not limited to, any adjustments under the anti-dilution provisions of any of the securities held by a Holder on account of the Equity Offering.

8.  Obligations Several.  The obligations of each Holder under this Amendment are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Amendment.  Nothing contained herein or in this Amendment, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment.  Each Holder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Amendment, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.  Each Holder has been represented by its own separate legal counsel in their review and negotiation of this Amendment.  For reasons of administrative convenience only, Holders and their respective counsel have chosen to communicate with the Company through FW.  The Company has elected to provide all Holders with the same terms under this Amendment for the convenience of the Company and not because it was required or requested to do so by the Holders.

REMAINDER INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each party has executed this Amendment as of the date first written above.

ARKADOS GROUP, INC. By: /s/ Barbara Kane-Burke Name: Barbara Kane-Burke Title Chief Financial Officer

Bushido Capital Master Fund, LP

Signature of Authorized Signatory of Bushido:  /s/ Ronald S. Dagar

Name of Authorized Signatory:  Ronald S. Dagar

Title of Authorized Signatory:   Partner, Bushido Capital Partners, Ltd., its General Partner

[SIGNATURE PAGES CONTINUE]

Gamma Opportunity Capital Partners, LP Class A

Signature of Authorized Signatory of Gamma Class A: /s/ Jonathan P. Knight

Name of Authorized Signatory: Jonathan P. Knight

Title of Authorized Signatory: President

Gamma Opportunity Capital Partners, LP Class C

Signature of Authorized Signatory of Gamma Class C: /s/ Jonathan P. Knight

Name of Authorized Signatory: Jonathan P. Knight

Title of Authorized Signatory: President

Crucian Transition, Inc.

Signature of Authorized signatory for Crucian: /s/ Jonathan P. Knight

Name of Authorized Signatory: Jonathan P. Knight

Title of Authorized Signatory: President

[SIGNATURE PAGES CONTINUE]

Pierce Diversified Strategy Master Fund, LLC – Series BUS Signature of Authorized Signatory of Pierce: Name of Authorized Signatory: Yvonne Morabito Title of Authorized Signatory: Attorney-In-Fact

[SIGNATURE PAGES CONTINUE]

Andreas Typaldos Family Limited Partnership

Signature of Authorized signatory for Typaldos LP: /s/ Renee Typaldos

Name of Authorized Signatory: Renee Typaldos

Title of Authorized Signatory: Managing Partner

Andreas Typaldos:

/s/ Andreas Typaldos

Kathryn Typaldos:

/s/ Kathryn Typaldos

Cargo Holdings, LLC

Signature of Authorized Signatory of Cargo: /s/ ReneeTypaldos

Name of Authorized Signatory: Renee Typaldos

Title of Authorized Signatory: Member

Signature of Authorized Signatory of Cargo: /s/Gennaro Vendome

Name of Authorized Signatory: Gennaro Vendome

Title of Authorized Signatory: Member

[SIGNATURE PAGES CONTINUE]

Herbert H. Sommer:

/s/ Herbert H. Sommer

Joel C. Schneider:

/s/ Joel C. Schneider

[LAST SIGNATURE PAGE]